Exhibit 10.7
AMENDMENT TO THE RESTRICTED STOCK UNIT AGREEMENT
     This Amendment, dated as of July 26, 2007 (this “Amendment”), to the Restricted Stock Unit Agreement, dated July 22, 2004, between Avatar Holdings Inc., a Delaware corporation (the “Company”), and Charles McNairy (the “Participant”).
WITNESSETH:
     WHEREAS, the Company and the Participant entered into a Restricted Stock Unit Agreement, dated July 22, 2004 (the “Agreement”); and
     WHEREAS, on the date hereof the Participant informed the Company of his intention to terminate his employment with the Company on the close of business on August 3, 2007, for health reasons; and
     WHEREAS, the Company and the Participant desire to amend the Agreement as set forth in this Amendment to reflect the Participant’s long-term service and contribution to the Company.
     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and obligations hereinafter set forth, the Company and the Participant, intending to be legally bound, hereby agree as follows:
     1. Notwithstanding any other provision contained in the Agreement, on August 3, 2007, the 12,500 Units granted to the Participant pursuant to Section 2(a) thereof, shall vest in full and such vested Units shall be converted into an equivalent number of shares of Common Stock that will be immediately distributed to the Participant.
     2. Except as expressly set forth herein, the Agreement remains unmodified and in full force and effect.
     3. This Amendment shall be subject to, and governed by, the laws of the State of Florida applicable to contracts made and to be performed in the State of Florida, regardless of where the Participant is in fact required to work.
     4. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

AVATAR HOLDINGS INC.
By:	/s/ Gerald D. Kelfer
	Name:	Gerald D. Kelfer
	Title:	President and Chief Executive Officer

/s/ Charles L. McNairy
Charles L. McNairy

McNairy — Amendment to Restricted Stock Unit Agreement

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